Exhibit 10.30

WAIVER TO LOAN AND SECURITY AGREEMENT

THIS WAIVER TO LOAN AND SECURITY AGREEMENT (this “Waiver”), dated as of August 30, 2024, is by and among FLUX POWER, INC., a California corporation (“Flux”), and FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings” and, together with Flux, individually and collectively, jointly and severally, the “Borrower”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of July 28, 2023, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement” and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the “Loan Documents”);

WHEREAS, Borrower and Holdings have advised Lender that as part of Borrower’s and Holdings’ annual audit process, Borrower and Holdings became aware that excess and obsolete inventory was not properly reserved or written off in Borrower’s historical financial statements for the fiscal year ended June 30, 2023, and the quarters ended September 30, 2023, December 31, 2023, and March 31, 2024 (the “Subject Periods”), respectively, and as a result thereof, (i) there were errors in Borrower’s financial statements for such Subject Periods, (ii) the financial statements for the Subject Periods were materially incorrect and the Company intends to restate the financial statements for such periods (“Restatements”), which may include additional adjustments related to the Subject Periods discovered during the restatement process, and (iii) as a result of the discrepancy in Borrower’s inventory and the errors in Borrower’s financial statements as a result of the inventory issue for the Subject Periods, there would have been a covenant violation of the “Minimum EBITDA” of Section 10.1 of the Loan Agreement during July and August 2023 (“Financial Covenant Breach”) and violations of the following additional covenants and representations and warranties in the Loan Agreement and the other Loan Documents: Section 7.21 (Complete Information), Section 7.9 (Financial Statements), Section 9.6 (Financial Statements), Section 9.8 (Borrowing Base Certificate), Section 9.10 (Inventory Appraisal), Section 9.13 (Covenant Compliance Report), Section 9.15 (Projections and Other Reports), Section 9.16 (Collateral Record), Section 10.1 (Minimum EBITDA), Section 11.2 (Misrepresentation), Section 11.3 (Nonperformance), and Section 11.9 (Collateral Impairment) of the Loan Agreement, and Section 4.3 (Representations and Warranties) and Section 4.4 (No Defaults) of Amendment No. 2 to Loan and Security Agreement dated January 30, 2023, and Amendment No. 3 to Loan and Security Agreement dated May 31, 2024 (the “Additional Breaches”);

WHEREAS, as a result of the Financial Covenant Breach and the Additional Breaches, certain Events of Default exist and are continuing under the Loan Agreement and the other Loan Documents (the “Specified Defaults”); and

WHEREAS, Borrower has requested that Lender agree to waive the Specified Defaults, and Lender is willing to agree to grant such waiver, subject to the terms and conditions and to the extent set forth in this Waiver.

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NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

2. Waiver; Reservation of Rights.

2.1 Waiver. As a one-time accommodation to Borrower, Lender hereby waives the Specified Defaults, subject to the other terms and conditions set forth herein. For the avoidance of doubt, after giving effect to this Waiver, the revolving credit facility and other financial accommodations provided pursuant to the Loan Documents remains available to the Borrower.

2.2 No Other Waiver. Except as expressly provided in Section 2.1 of this Waiver, Lender has not waived, is not by this Waiver waiving, and has no intention of waiving, any Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof, and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Event of Default that may have occurred or is continuing as of the date hereof or that may occur after the date hereof.

3. Conditions to Effectiveness. The effectiveness of this Waiver is subject to satisfaction of the following conditions precedent:

3.1 Waiver. Lender shall have received a counterpart of this Waiver duly executed by Borrower.

3.2 Representations and Warranties. After giving effect to this Waiver, the representations and warranties of Borrower contained in the Loan Agreement, this Waiver and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

3.3 No Defaults. After giving effect to this Waiver, no additional Event of Default shall have occurred and be continuing.

4. Provisions of General Application.

4.1 Effect of this Waiver. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Waiver and the other Loan Documents, the terms of this Waiver shall control.

4.2 Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Waiver and all related documents.

4.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Waiver.

4.4 Merger. This Waiver and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or Waiver of any provision under the Loan Documents shall be made, except by a written agreement signed by Borrower and Lender.

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4.5 Binding Effect; No Third-Party Beneficiaries. This Waiver shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Waiver is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Waiver.

4.6 Severability. Any provision of this Waiver held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

4.7 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

4.8 Counterparts. This Waiver and any notices delivered under this Waiver, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Waiver or on any notice delivered to Lender under this Waiver. This Waiver and any notices delivered under this Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Waiver and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Waiver or notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	FLUX POWER, INC.

By:
	Name:	Ronald F. Dutt
	Title:	Chief Executive Officer

FLUX POWER HOLDINGS, INC.

By:
	Name:	Ronald F. Dutt
	Title:	Chief Executive Officer

LENDER:	GIBRALTAR BUSINESS CAPITAL, LLC

By:
	Name:	Jean R. Elie Jr.
	Title:	Senior Vice President

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